Exhibit 10.5

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK
ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD,
OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE
OF (A) AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS
WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE
SECURITIES LAWS OR (B) AN EXEMPTION FROM SUCH
REGISTRATION REQUIREMENTS.

Right to Purchase up to Shares of Common Stock of
eLEC Communications Corp.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. A-1	Issue Date: September 28, 2007

ELEC COMMUNICATIONS CORP., a corporation organized under the laws of the
State of New York (the “Company”), hereby certifies that, for value received,
_____________________, or assigns (the “Holder”), is entitled, subject to the terms set forth below and in Section 9.2 of the Purchase Agreement (as defined below), to purchase from the
Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business September 28,
2017 (the “Expiration Date”), up to fully paid and non-assessable shares of
Common Stock, at the applicable Exercise Price (as defined below) per share. The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

1. “Common Stock” means (i) the Company’s Common Stock, par value
$0.10 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

2. “Company” means eLEC Communications Corp. and any person or entity which shall succeed, or assume the obligations of, eLEC Communications Corp.
hereunder.

3. “Exercise Price” means a price of $0.10, subject to adjustment as provided herein.

4. “Other Securities” means any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the
Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or
Other Securities pursuant to Section 4 or otherwise.

5. “Purchase Agreement” means the Securities Purchase Agreement dated as of the date hereof among the Company, the Holder, the other Purchasers (as defined therein) from time to time party thereto and LV Administrative Services, Inc., as administrative and collateral agent for the Purchasers (as defined therein), as amended, modified, restated and/or supplemented from time to time.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, but subject to the terms of Section 9.2 of the Purchase
Agreement and Section 10 hereof, the Holder shall be entitled to receive, upon exercise of this
Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), up to 80,513,758 shares of Common
Stock, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a) If the Company’s Common Stock is traded on the American Stock
Exchange or another national exchange or is quoted on the National or Capital Market of
The Nasdaq Stock Market, Inc. (“Nasdaq”), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination
Date.

(b) If the Company’s Common Stock is not traded on the American
Stock Exchange or another national exchange or on the Nasdaq but is traded on the
NASD Over the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the
Determination Date.

(c) Except as provided in clause (d) below, if the Company’s Common
Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American
Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the
Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common

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Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of this Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes)
may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or
Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise.

(a) Notwithstanding any provisions herein to the contrary, in the event there is no effective registration statement with respect to the shares issuable upon exercise of this Warrant or an Event of Default (as such term is defined in the Purchase
Agreement) has occurred and is continuing at the time of exercise, if the Fair Market
Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the
Company together with the properly endorsed Exercise Notice in which event the

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Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y	(A-B)
A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

A =	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

2.3 Restrictions. Notwithstanding anything to the contrary contained herein, the
Holder hereby agrees that the Holder shall not, on any trading day, sell any Common Stock issued upon exercise of this Warrant in excess of twenty five percent (25%) of the aggregate number of shares of the Common Stock traded on such trading day.

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock
(or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the “Trustee”).

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant

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shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock or (c)
combine its outstanding shares of the Common Stock into a smaller number of shares of the
Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common
Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this
Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this
Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise. Notwithstanding the foregoing provisions of this Section 4, in no event shall the exercise price of this Warrant be reduced below the par value of the Common Stock.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the
Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this
Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a)
the consideration received or receivable by the Company for any additional shares of Common
Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant and any warrant agent of the Company (appointed pursuant to Section 11 hereof).

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6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this
Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the
“Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the
Company demonstrating compliance with applicable securities laws, which shall include, without limitation, if requested in writing by the Company, a legal opinion from the Transferor’s counsel (at the Company’s expense) that provides that such transfer is exempt from the registration requirements of applicable securities laws, (and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this
Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the
Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Intentionally Omitted.

10. Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this
Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of
Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as
amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such

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sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x)
may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the
Company upon the occurrence and during the continuance of an Event of Default (as defined in the Notes).

11. Warrant Agent. The Company may, by written notice to the Holder of this
Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Rights of Shareholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the shares of Common Stock or any other securities of the
Company which may at any time be issuable upon exercise of this Warrant for any purpose (the
“Warrant Shares”), nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon the recapitalization, issuance of shares, reclassification of shares, change of nominal value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, in each case, until the earlier to occur of (x) the date of actual delivery to Holder (or its designee) of the Warrant Shares issuable upon the exercise hereof or (y) the third business day following the date such Warrant Shares first become deliverable to Holder, as provided herein.

14. Notices, Etc. All notices and other communications from the Company to the
Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder of this
Warrant from time to time.

15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the State of New York. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.
The prevailing party shall be entitled to recover from the other party its reasonable attorney’s

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fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

WITNESS:		eLEC COMMUNICATIONS CORP.

By:
Name:
Title: